EQ ADVISORS TRUSTSM – EQ/INTERNATIONAL ETF PORTFOLIO

SUPPLEMENT DATED AUGUST 2, 2012 TO THE PROSPECTUS DATED MAY 1, 2012

This Supplement updates certain information contained in the Prospectus dated May 1, 2012 of EQ Advisors Trust (the “Trust”) regarding the EQ/International ETF Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about changes to the investment management fee payable by the Portfolio.

Effective September 1, 2012, the management fee payable by the Portfolio is changed to the following:

The management fee payable by the Portfolio is 0.400% on the first $4 billion of average daily net assets; 0.390% on the next $4 billion of average daily net assets; and 0.380% on average daily net assets thereafter.

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